AMENDED AND RESTATED

EXHIBIT A

TO PLAN PURSUANT TO RULE 18F-3 UNDER THE 1940 ACT

FOR TCW FUNDS, INC.

Concentrated Large Cap Growth Fund (formerly, Select Equities Fund)

Class I Shares

Class N Shares

Class K Shares

Conservative Allocation Fund

Class I Shares

Class N Shares

Class K Shares

Core Fixed Income Fund

Class I Shares

Class N Shares

Class K Shares

Plan Class Shares

Emerging Markets Income Fund

Class I Shares

Class N Shares

Class K Shares

Plan Class Shares

Emerging Markets Local Currency Income Fund

Class I Shares

Class N Shares

Class K Shares

Global Bond Fund

Class I Shares

Class N Shares

Class K Shares

Global Real Estate Fund

Class I Shares

Class N Shares

Class K Shares

High Yield Bond Fund

Class I Shares

Class N Shares

Class K Shares

Relative Value Large Cap Fund

Class I Shares

Class N Shares

Class K Shares

Relative Value Mid Cap Fund (formerly, Value Opportunities Fund)

Class I Shares

Class N Shares

Class K Shares

Securitized Bond Fund (formerly, Total Return Bond Fund)

Class I Shares

Class N Shares

Class K Shares

Plan Class Shares

White Oak Emerging Markets Equity Fund

Class I Shares

Class N Shares